                                                                   EXHIBIT 10.05

                         WARRANTHOLDERS RIGHTS AGREEMENT

     WARRANTHOLDERS RIGHTS AGREEMENT dated as of October 25, 2000 among AVATECH SOLUTIONS, INC., a Delaware corporation (together with its successors, "Avatech"), and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT") (CIT and such other warrantholders of Avatech as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "Warrantholders").

     WHEREAS on the date hereof, the Stockholders (as defined herein) are the beneficial owners of 6,020,877 shares of Voting Common Stock (as defined herein), there are outstanding options to purchase 400,255 shares of Voting Common Stock, and there are outstanding warrants to purchase 64,000 shares of Voting Common Stock, and CIT purchased and is the beneficial owner of the Warrants (as defined herein) to purchase 16,213 shares of Voting Common Stock; and

     WHEREAS Avatech wishes to provide to the Warrantholders and the holders of the Conversion Shares the rights described herein;

     NOW THEREFORE the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1.   DEFINITIONS.

     Unless otherwise defined herein, the following terms used in this Agreement shall have the meanings specified below.

     "Affiliate" means, with respect to any Person, any of (i) a director or executive officer of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any director or executive officer of such Person) and (iii) any other Person that, directly or indirectly, controls, or is controlled by or is under common control with such Person. For the purpose of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.

     "BHC Act" means the Bank Holding company Act of 1956, as amended.

     "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "Common stock" means the Voting Common Stock.

     "Conversion Shares" means (i) any shares of Voting Common Stock or other securities issued upon the exercise of any Warrants and (ii) any securities issued with respect to any of such shares or other securities referred to in clause (i) upon the conversion thereof into other securities or by way of stock dividend or stock split or in connection with a combination of shares, recapitalizaiton, merger, consolidation or other reorganization or otherwise; PROVIDED that any of such securities shall cease to be Conversion Shares when such securities shall have (x) been disposed of pursuant to a Public Sale or (y) ceased to be outstanding.

     "Debt" of a Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all Capital Leases of such Person, (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or property), (vi) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vii) all equity securities of such Person (other than the Warrants) subject to repurchase or redemption otherwise than at the sole option of such Person, (viii) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (ix) all Debt of others Guaranteed by such Person.

     "Exchange Act" means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such successor Federal statute.

     "Financing Agreement" means the Financing Agreement dated as of October 25, 2000 between Avatech and CIT, as amended from time to time.

     "Initial Public Offering" means the first registration of an offering of shares of Common Stock under the Securities Act which becomes effective (other than by a registration on Form S-4 or S-8 or any successor or similar forms).

     "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise.

     "Other Shares" has the meaning set forth in Section 3.2.

     "Person" means a corporation, an association, a partnership, a trust, a limited liability company, an organization, a business, an individual, a government or a subdivision thereof or a governmental agency.

     "Public Sale" means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any successor provision then in effect) adopted under the Securities Act.

     "Registrable Securities" means any Conversion Shares until the date (if any) on which such Conversion Shares shall have been transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by Avatech and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force.

     "Registration Expenses" means all expenses incident to Avatech' performance of or compliance with Sections 3.2 through 3.5 hereof, including (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all word processing, duplicating and printing expenses, (iv) all messenger and delivery expenses, (v) the fees and disbursements of counsel for Avatech and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and disbursements of any one counsel and any one accountant retained by the holder or holders of more than 50% of the Registrable Securities being registered,
(vii) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if Avatech desires such insurance and (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but not including underwriting discounts and commissions and transfer taxes, if any, PROVIDED that, in any case where Registration Expenses are not to be borne by Avatech, such expenses shall not include (i) salaries of Avatech personnel or general overhead expenses of Avatech, (ii) auditing fees,
(iii) premiums or other expenses relating to liability insurance required by underwriters of Avatech or (iv) other expenses for the preparation of financial statements or other data, to the extent that any of the foregoing either is normally prepared by Avatech in the ordinary course of its business or would have been incurred by Avatech had no public offering taken place.

     "Regulated Holder" means any holder of Warrants or Conversion Shares, if such holder is effectively restricted or prohibited from holding, exercising or transferring, in whole or in part, the Warrants or Conversion Shares by reason of any Regulatory Requirement, including without limitation if such holder is a bank holding company within the meaning of the BHC Act or a subsidiary thereof subject to Regulation Y under the BHC Act.

     "Regulatory Change" means, with respect to any Regulated Holder, (i) any change on or after the date hereof in United States federal or state or foreign laws or regulations (including the BHC Act and Regulation Y thereunder); (ii) the adoption on or after the date hereof of any interpretation or ruling applying to such Regulated Holder, individually or as a member of a class, under any United States federal or state or foreign laws or regulations by any court or governmental or regulatory authority charged with the interpretation or administration thereof; or (iii) the modification on or after the date hereof of any agreement or commitment with any such governmental or regulatory authority that is applicable to or binding upon such Regulated Holder.

     "Regulatory Requirement" means any existing or future Federal or state statute, rule, regulation, guideline, order, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), including without limitation, the BHC Act and the regulations thereunder.

     "Restricted Payment" means (i) any dividend or other distribution on any shares of Avatech' capital stock (except dividends payable solely in shares of its capital stock of the same class) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of Avatech' capital stock or (b) any warrant or other right to acquire shares of Avatech' capital stock.

     "Restricted Securities" means the Warrants, the Conversion Shares and any securities obtained upon exchange for or upon conversion or transfer of or as a distribution on Warrants, the Conversion Shares or any such securities; PROVIDED that particular securities shall cease to be Restricted Securities when such securities shall have (x) been disposed of pursuant to a Public Sale, (y) been otherwise transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by Avatech and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force (z) ceased to be outstanding. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the issuer thereof or its transfer agent, without expense (other than transfer taxes, if any), new securities of like tenor not bearing a legend of the character set forth in Section 2.2.

     "Securities Act" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

     "Significant Stockholder Group" means one or more Stockholders holding 25% or more, individually or in the aggregate, of the Common Stock of Avatech.

     "Stockholders" means the holders of the Common Stock of Avatech.

     "Subsidiary" means any partnership or corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Avatech.

     "Voting Common Stock" means the common stock, par value $0.1 per share, of Avatech.

     "Warrant Securityholder" means at any time any Warrantholder or any holder of Conversion Shares (and for purposes of Section 2.8 shall include any Person that held Warrants that were redeemed pursuant to Section 5.3 of the Warrants).

     "Warrantholders" has the meaning set forth in the introductory paragraph.

     "Warrants" means the Warrant or Warrants originally issued to CIT, as such Warrants may be transferred or otherwise assigned, but only to the extent not theretofore exercised, redeemed or expired in accordance with their respective terms.

     All references herein to "days" shall mean calendar days unless otherwise specified.

                                   ARTICLE II

             TRANSFER OF SHARES; PAYMENTS TO WARRANT SECURITYHOLDERS

     SECTION 2.1.   GENERAL.

     Except as otherwise provided in this Agreement or by law, each Stockholder may transfer its shares of Common Stock at any time to any Person.

     SECTION 2.2. RESTRICTIONS ON TRANSFER; LEGEND ON CERTIFICATES.

     (a) Except as otherwise provided in this Agreement, Restricted Securities shall not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (iii) pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act or (ii) pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act.

     (b) Unless otherwise expressly provided herein, each certificate for Restricted Securities and each certificate issued in exchange for or upon transfer of any thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR

     OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AND HAVE THE BENEFIT OF A WARRANTHOLDERS RIGHTS AGREEMENT DATED AS OF OCTOBER 25, 2000 AMONG AVATECH SOLUTIONS, INC. AND THE WARRANTHOLDERS PARTIES THERETO, COPIES OF WHICH ARE ON FILE WITH AVATECH SOLUTIONS, INC."

     (c) Any other provision of this Agreement to the contrary notwithstanding, no transfer of any Restricted Securities other than pursuant to a Public Sale may be made to any Person unless such Person shall have agreed in writing that such Person, as a holder of Restricted Securities, and the Restricted Securities it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to such Restricted Securities (and upon such agreement such Person shall be entitled to such benefits). Any purported transfer of Restricted Securities without compliance with the applicable provisions of this Agreement shall be void and of no effect, and the purported transferee shall have no rights as a Warrantholder or Shareholder (as applicable) or under this Agreement. In the event of such non-complying transfer, Avatech shall not transfer any such Restricted Securities on its books or recognize the purported transferee as a shareholder or warrantholder, as the case may be, for any purpose, until all applicable provisions of this Agreement have been complied with.

     SECTION 2.3.   PERMITTED TRANSFERS.

     The restrictions on transfer provided in Section 2.2 (a) shall not be applicable to (i) any transfer in compliance with federal and all applicable state securities laws to an Affiliate of the holder of Restricted Securities, from an Affiliate of such holder to such holder or between Affiliates of such holder (if any such Affiliate to whom shares of Restricted Securities have been transferred by a holder thereof ceases to be an Affiliate of such holder of Restricted Securities, such Restricted Securities shall immediately be transferred back to the transferor thereof), (ii) any transfer upon the death of any holder of Restricted Securities to such holder's executors, administrators or testamentary trustees or (iii) any transfer to a trust the beneficiaries of which include only the holder of such Restricted Securities or such holder's spouse, parents, siblings or descendants (any transferee referred to in (i), (ii) or (iii) above being referred to herein as a "Permitted Transferee"); PROVIDED that no such transfer shall be made to any Permitted Transferee unless such Permitted Transferee shall have agreed in writing that such Permitted Transferee, as a Stockholder or Warrantholder (as the case may be), and the shares of Common Stock or Warrants it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreements applicable to Common Stock or Warrants (as the case may be), and upon such agreement such Permitted Transferee shall be entitled to such benefits.

     SECTION 2.4.   TAG-ALONG RIGHTS.

     If a Significant Stockholder Group (any such Person or group of such Persons for purposes of Section 2.4, the "Transferor") wishes to transfer its shares of Common Stock or any portion thereof to any Person (the "Transferee"), the Transferor shall first give to Avatech and each Warrant Securityholder (pursuant to a list provided by Avatech) a written notice (a "Transfer Notice"), executed by it and the Transferee and containing (i) the number of shares of Common Stock that the Transferee proposes to acquire from the Transferor, (ii) the name and address of the Transferee, (iii) the proposed purchase price, terms of payment and other material terms and conditions of such proposed transfer,
(iv) an estimate, in the Transferor's reasonable judgment, of the fair market value of any non-cash consideration offered by the Transferee and (v) an offer by the Transferee or Transferor to purchase, upon the purchase by the Transferee of any shares of Common Stock owned by the Transferor and for the same per share consideration, that number of Conversion Shares (or if such number is not an integral number, the next integral number which is greater that such number) of each Warrant Securityholder which shall be the product of (x) the aggregate number of Conversion Shares either then owned, or issuable upon exercise of Warrants then owned, by such Warrant Securityholder and (y) a fraction, the numerator of which shall be the number of shares of Common Stock indicated in the Transfer Notice as subject to purchase by the Transferee and the denominator of which shall be the sum of (A) the total number of shares of Common Stock then owned by the Transferor and its Affiliates plus (B) the total number of Conversion Shares either then owned, or issuable upon exercise of Warrants then owned, by each Warrant Securityholder. Each Warrant Securityholder shall have the right, for a period of 20 days after the Transfer Notice is given, to accept such offer in whole or in part, exercisable by delivering a written notice to the Transferor and Avatech within such 20-day period, stating therein the number of shares of Common Stock (which may be the number of shares set forth in the offer by the Transferor or Transferee, as the case may be, or may be. Prior to the earlier of
(x) the end of such 20-day period or (y) the acceptance or rejection by each Warrant Securityholder of the Transferee's or Transferor's offer, as the case may be, neither the Transferor nor its Affiliates will complete any sale of shares of Common Stock to the Transferee. Thereafter, for a period of 60 days after the prohibition under the proceeding sentence shall have terminated, the Transferor may sell to the Transferee for the consideration stated and on the terms set forth in the Transfer Notice the shares of Common Stock stated in the Transfer Notice as subject to purchase by the Transferee, PROVIDED that the Transferor or Transferee, as the case may be, shall simultaneously purchase the number of shares of Common Stock as calculated above from those Warrant Securityholders who have accepted the Transferor's or Transferee's offer, as the case may be. The provisions of this Section 2.4 shall not apply to transfers between the Transferor and any of its Affiliates or between Affiliates of the Transferor.

     SECTION 2.5.   DRAG-ALONG RIGHTS.

     If at any time prior to an Initial Public Offering, a Significant Stockholder Group with drag-along rights (any such Person or group of such Persons for purposes of this Section 2.5, the "Transferor") wishes to transfer all of the shares of Common Stock owned by it and its Affiliates (PROVIDED that such shares of Common Stock constitute more than 50% of all shares of Common Stock on a Fully Diluted Basis (as defined in the Warrants) at such time) in a bona fide sale to any Person (the "Proposed Transferee") pursuant to which the consideration to be paid by the Proposed Transferee consists solely of cash and freely tradeable securities with an active public market and the Transferor and its Affiliates will not receive, in connection with the transactions contemplated at the time of such transfer, any other securities or options to acquire securities of Avatech, then the Transferor shall have the right (the "Drag-Along Right") to require each Warrant Securityholder to sell to the Proposed Transferee for the same per share consideration received by the Transferor all of the Conversion Shares and Warrants (calculated, in the case of any Warrants, on the number of Conversion Shares for which such Warrant is exercisable at such time) held by such Warrant Securityholder; PROVIDED that (a) such price per share is not less than the Fair Market Value (as defined in the Warrants) of Avatech per share of outstanding Common Stock on a Fully Diluted Basis and (b) each Warrant Securityholder shall not be obligated to make any representation or warranty, or incur any liability in connection with any such transfer, other than as to its ownership of the Conversion Shares or Warrants being transferred by it. To exercise the Drag-Along Right, the Transferor shall first give to Avatech and each other Warrant Securityholder (pursuant to a list provided by Avatech) a written notice (a "Drag-Along Notice") executed by the Transferor and the Proposed Transferee and containing (a) the number of shares of Common Stock that the Proposed Transferee proposes to acquire from the Transferor and its Affiliates, and certifying that such shares constitute all of the shares of Common Stock owned by the Transferor and its Affiliates and more than 50% of the shares of Common Stock on a Fully Diluted Basis at such time,
(b) the name and address of the Proposed Transferee, (c) the proposed purchase price (certifying that such price per share is not less than the Fair Market Value of outstanding Common Stock on a Fully Diluted Basis), terms of payment and other material terms and conditions of the Proposal Transferee's offer, (d) a statement by the Proposed Transferee that the Proposed Transferee
(i) has been informed of the Drag-Along Right provided for in this Section 2.5 and (ii) has agreed to purchase the Conversion Shares in accordance with the terms of this Section 2.5 and (e) the aggregate number of Conversion Shares or Warrants owned by each Warrant Securityholder with respect to which the Transferor wishes to exercise its Drag-Along Right pursuant to this Section 2.5. Each Warrant Securityholder shall thereafter be obligated to sell to the Proposed Transferee the Warrants and Conversion Shares subject to such Drag-Along Notice, PROVIDED that the sale to the Proposed Transferee is consummated within 60 days of delivery of the Drag-Along Notice. If the sale is not consummated within such 60-day period, then each affected Warrant Securityholder may sell, but shall no longer be obligated to sell, such Warrant Securityholder's Warrants or Conversion Shares pursuant to such Drag-Along Notice. The provisions of this Section 2.5 shall not apply to transfers between the Transferor and any of its Affiliates or between any of its Affiliates.

     SECTION 2.6.   [RESERVED]

     SECTION 2.7.   RESTRICTIONS ON TRANSFER BY REGULATED HOLDERS.

     (a) Notwithstanding anything else set forth herein to the contrary, in the event of any reasonable determination in good faith by any Regulated Holder that, by reason of any Regulatory Requirement, such Regulated Holder is effectively restricted or prohibited from holding, exercising or transferring (as the case may be) any Warrant or Conversion Shares (or any portion thereof), Avatech shall use reasonable good faith efforts to take such action as it may determine is reasonably necessary and appropriate to permit such Regulated Holder to hold, exercise or transfer (as the case may be) such Warrant or Conversion Shares (or any portion thereof) in such manner as is necessary to comply with such Regulatory Requirement. All such actions shall be taken at the expense of Regulated Holder. Regulated Holder shall give written notice to Avatech of any reasonable determination by it hereunder and the transfer or other action it believes may be necessary or appropriate to permit it to comply with such Regulatory Requirement. In the event of a Regulatory Change, the effect of which is to permit such Regulation Holder to hold, exercise or transfer such Warrant or Conversion Shares in any other manner, the foregoing proviso shall be deemed modified to permit the holding, exercise or transfer of such Warrant or Conversion Shares in such other manner.

     (b)     Nothing in this Agreement (including without limitation
Sections 2.4 and 2.5) shall require any Regulated Holder to make a transfer of Warrants or Conversion Shares in a manner not permitted by Section 2.6(a) (an "Impermissible Transfer"). If any provision of this Agreement (including without limitation Sections 2.4 and 2.5) would otherwise require any Regulated Holder to make an Impermissible Transfer as a condition precedent to making a transfer of Warrants or Conversion Shares in a manner permitted by Section 2.6(a) (a "Permissible Transfer"), then such Regulated Holder shall not be required to make such Impermissible Transfer as a condition precedent to making such Permissible Transfer.

     SECTION 2.8.   ADJUSTMENT EVENT FEE.

     If (a) any Adjustment Event shall occur within 90 days after the Optional Redemption Date and (b) the Consideration Per Share for such Adjustment Event is greater than the Redemption Price Per Share then, immediately upon the occurrence of such Adjustment Event, Avatech shall pay to each Warrant Securityholder an amount equal to the product of (x) the number of shares of Voting Common Stock issuable upon exercise of the Warrants of such Warrant Securityholder that were redeemed and (y) the difference between the Consideration Per Share for such Adjustment Event and the Redemption Price Per Share paid to such Warrant Securityholder.

     "Adjustment Event" means:

     (a)     the completion of an Initial Public Offering by Avatech; or

     (b)     25% or more of the:

             (i) Common Stock on a Fully Diluted Basis (as defined in the Warrants) on an aggregate basis is sold, exchanged, transferred or otherwise disposed of by Avatech or any stockholder of Avatech (as part of a single sale or a series of sales); or

             (ii) assets of Avatech and its Subsidiaries on a consolidated basis are, directly or indirectly, sold, exchanged, leased, transferred or otherwise disposed of as an entirety or substantially as an entirety (in one transaction or a series of transactions) to any Person or related group of Persons; or

     (c) the stockholders or directors of Avatech consummate a definitive agreement or plan for any merger, consolidation, recapitalization, reorganization, restructuring or other business combination of Avatech and, after giving effect to such transaction, the stockholders of Avatech on the Optional Redemption Date will no longer hold, directly or indirectly, securities representing in the aggregate a percentage of the total voting power entitled to vote in the election of directors, managers or trustees of the corporation surviving or resulting from such transaction greater than 75% of the percentage of such total voting power with respect to Avatech represented by the Common Stock held by such stockholders on the Optional Redemption Date; or

     (d) the stockholders or directors of Avatech consummate a definitive agreement or plan for the liquidation or dissolution of Avatech.

     "Consideration Per Share" means:

             (i) in the case of any Adjustment Event described in clause (a) or (b)(i) of the definition of Adjustment Event, the highest consideration per share (if any) received by Avatech or any stockholder of Avatech from the sale, exchange, transfer or other disposition by it of Common Stock in connection with such Adjustment Event; and

             (ii) in the case of any other Adjustment Event, the highest consideration per share of Common Stock that would be received by any stockholder of Avatech upon the disposition of all or substantially all of the Common Stock or of the assets of Avatech (determined by reference to all of the consideration received by the stockholders of Avatech (as stockholders) for that portion actually disposed of in connection with such Adjustment Event, or which would be received by such shareholders if Avatech were liquidated immediately following receipt of the consideration received by Avatech in connection with such Adjustment Event).

     "Optional Redemption Date" means the date of any redemption of the Warrants pursuant to Section 5.3 of the Warrants.

     "Redemption Price Per Share" means the Optional Redemption Price (as defined in the Warrants) which was paid to the Warrant Securityholders pursuant to Section 5.3 of the Warrants (determined on a per share basis by reference to the number of shares of Voting Common Stock issuable upon exercise of the Warrants that were redeemed).

     SECTION 2.9.   NO RESTRICTIVE AGREEMENTS.

     Avatech has not entered into and will not enter into any stockholders rights agreement, registration rights agreement or similar arrangements the performance by Avatech of the terms of which would in any manner restrict or limit, or materially conflict with, the performance by Avatech of its obligations under this Agreement.

                                   ARTICLE III

                               REGISTRATION RIGHTS

     SECTION 3.1.   [RESERVED].

     SECTION 3.2.   INCIDENTAL REGISTRATION.

     (a) If Avatech at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms) whether for its own account or for the account of the holder or holders of shares other than Registrable Shares (any such shares with respect to any registration, "Other Shares") requested to be included in such registration by the holder or holders thereof, it will each such time give prompt written notice to all Warrant Securityholders of its intention to do so and of such holders' rights under the Section 3.2. Upon the written request of any such holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), Avatech will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which Avatech has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which Avatech proposes to register; PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Avatech shall determine for any reason either not to register to delay registration of such securities, Avatech may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. Avatech will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this
Section 3.2.

     (b) If Avatech at any time proposes to register any of its securities under the Securities Act as contemplated by Section 3.2 and such securities are to be distributed by or through one or more underwriters, Avatech will, if requested by any holder of Registrable Securities as provided in this Section 3.2, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, PROVIDED that if the managing underwriter of such underwritten offering shall inform Avatech and holders of the Registrable Securities requesting such registration and all other holders of any other shares of Common Stock which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under this
Section 3.2 by letter of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities and such Other Shares proposed so to be registered which may be distributed without such effect), then Avatech may, upon written notice to all holders of such Registrable Securities and holders of such Other Shares, reduce PRO RATA (if and to be extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and Other Shares the registration of which shall have been requested by each holder thereof so that the resultant aggregate number of such Registrable Securities and Other Shares so included in such registration, together with the number of securities to be included in such registration for the account of Avatech, shall be equal to the number of shares stated in such managing underwriter's letter.

     SECTION 3.3.   REGISTRATION PROCEDURES.

     (a) If and whenever Avatech is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3.2., Avatech shall, as expeditiously as possible:

             (i) prepare and (within 60 days after the end of the period within which requests for registration may be given to Avatech or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act) and thereafter use its best efforts to cause such registration statement to become and remain effective; PROVIDED that Avatech may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; PROVIDED FURTHER that before filing such registration statement or any amendments thereto, Avatech will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

             (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the expiration of 90 days after such registration statement becomes effective;

             (iii) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

             (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statements under blue sky or similar laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that Avatech shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

             (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

             (vi) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                    (A) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                    (B) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

                    (C) of the issuance by the Commission of any stop order suspending the effectiveness of the registration or the initiation of any proceedings by any Person for that purpose; and

                    (D) of the receipt by Avatech of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

             (vii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon Avatech' discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes as untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

             (viii) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

             (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

             (x) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such Registration Statement;

             (xi) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Common Stock is then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD; and

             (xii) use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration.

Avatech may require each seller of Registrable Securities as to which any registration is being effected to furnish Avatech such information regarding such seller and the distribution of such securities as Avatech may from time to time reasonably request in writing for purposes of preparing the relevant registration statement and amendments and supplements thereto.

     (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from Avatech of the occurrence of any event of the kind described in subdivision (vii) of Section 3.3(a), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of Section 3.3(a). In the event Avatech shall give any such notice, the periods specified in subdivision (ii) of Section 3.3(a) shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of Section 3.3(a).

     (c) If any such registration or comparable statement to any holder of Registrable Securities by name or otherwise as the holder of any securities of Avatech, then such holder shall have the right to require, in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

     SECTION 3.4.   UNDERWRITTEN OFFERINGS.

     (a)     [reserved];

     (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of Avatech, during the ten days prior to and the 90 days after the effective date of any underwritten registration pursuant to Section 3.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration, and except as otherwise permitted by the managing underwriter of such underwriting (if any). Each holder of Registrable Securities agrees that Avatech may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 3.4(b).

     (c)     [reserved];

     (d) No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Person or a majority of the Persons entitled to approve such arrangements and (ii) completes and executes all agreements, questionnaires, indemnities and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     SECTION 3.5.   INDEMNIFICATION.

     (a) Avatech agrees to indemnify and hold harmless each holder of Registrable Securities whose Registrable Securities are covered by any registration statement, its directors and officers and each other Person, if any, who controls such holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Avatech will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED that Avatech shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Avatech by or on behalf of such holder specifically for use in the preparation thereof. In addition, Avatech shall indemnify any underwriter of such offering and each other Person, if any, who controls any such underwriter within the meaning of the Securities Act in substantially the same manner and to substantially the same extent as the indemnity herein provided to each Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

     (b) Each prospective seller of Registrable Securities hereunder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 3.5) Avatech, each director of Avatech, each officer of Avatech and each other person, if any, who controls Avatech within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereof, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Avatech by or on behalf of such seller specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Avatech or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. The amount payable by any prospective seller of Registrable Security with respect to the Indemnification set forth in this subsection (b) in connection with any offering of securities will not exceed the amount of net proceeds received by such prospective seller pursuant to such offering.

     (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     (d) If the indemnification provided for in the preceding subdivisions of this Section 3.5 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by Avatech on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Avatech on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by Avatech on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by Avatech from the initial sale of the Registrable Securities by Avatech to the purchaser bear to the gain realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of Avatech on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by Avatech, by the holder or by the underwriter and parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the proviso contained in the first sentence of subdivision (a) of this Section 3.5, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this Section 3.5 had been available under the circumstances.

     Avatech and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (d) were determined by PRO RATA allocation (even if the holders and any underwriters were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph and subdivision (c) of this
Section 3.5 The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this subdivision (d), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IV

                                  MISCELLANEOUS

     SECTION 4.1.   NOTICES.

     All notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and telephonic confirmation of receipt thereof is obtained or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused. Such notices shall be addressed to the appropriate party to the attention of the person who executed this Agreement at the address or telecopy number set forth under such party's signature below (or to the attention of such other person or to such other address or telecopy number as such party shall have furnished to each other party in accordance with this Section 4.1).

     SECTION 4.2.   BINDING NATURE OF AGREEMENT.

     This Agreement shall be binding upon the inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein.

     SECTION 4.3.   DESCRIPTIVE HEADINGS.

     The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 4.4.   SPECIFIC PERFORMANCE.

     Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

     SECTION 4.5.   GOVERNING LAW.

     THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NORTH CAROLINA. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA AND OF ANY NORTH CAROLINA STATE COURT SITTING IN MECKLENBURG COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 4.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 4.6.   COUNTERPARTS.

     This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     SECTION 4.7.   SEVERABILITY.

     In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in each other respect and of the remaining provisions contained herein shall not be in any impaired hereby. It being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     SECTION 4.8.   ENTIRE AGREEMENT.

     This Agreement is intended by the parties hereto as a final and complete expression of their agreement and undertaking in respect to the subject matter contained herein. This Agreement supersedes all prior agreement and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 4.9.   AMENDMENT TO WAIVER.

     Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by Avatech and the Warrantholders. Any provision may be waived if, but only if, such waiver is in writing and is signed by the party or parties waiving such provision and for whose benefit such provision is intended.

     SECTION 4.10.  NO THIRD PARTY BENEFICIARIES.

     Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                        AVATECH SOLUTIONS, INC.

                                        By: /s/ Henry D. Felton
                                            ------------------------------------
                                        Name: Henry D. Felton
                                              ----------------------------------
                                        Title: Chairman & Chief Executive Off.
                                               ---------------------------------

                                        Address:   11403 CRONHILL DR., Suite A
                                                   -----------------------------
                                                   Owings Mills, MD. 21117
                                                   -----------------------------
                                        Telecopy:  410-902-8324
                                                   -----------------------------

                                        [STOCKHOLDERS IDENTIFIED IN
                                        2.4, 2.5, AND, IF DRAG RIGHTS OPTION
                                        USED, 2.6]

                                        By: - NONE -
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Address:
                                                   -----------------------------

                                                   -----------------------------
                                        Telecopy:
                                                   -----------------------------

                                        THE CIT GROUP/BUSINESS CREDIT, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Address:   The CIT Group/Business
                                                     Credit, Inc.
                                                   Two First Union Center
                                                   Charlotte, North
                                                     Carolina 28230-0337
                                                   Attn: Regional Credit Manager
                                        Telecopy:  (704) 339-2208
                                        Telephone:

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                        AVATECH SOLUTIONS, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Address:   Avatech Solutions, Inc.
                                                   11403 Cronhill Drive, Suite A
                                                   Owings Mills, Maryland 21117
                                                   Attn:  Henry Felton
                                                   Fax No.  410-902-8324

                                        THE CIT GROUP/BUSINESS CREDIT, INC.

                                        By: Dominick A. Varipapa
                                           -------------------------------------
                                        Name: DOMINICK A. VARIPAPA
                                             -----------------------------------
                                        Title: ASSISTANT VICE PRESIDENT
                                              ----------------------------------

                                        Address:   The CIT Group/Business
                                                     Credit, Inc.
                                                   Two First Union Center
                                                   Charlotte, North
                                                     Carolina 28230-337
                                                   Attn: Regional Credit Manager
                                        Telecopy:  (704) 339-2208
                                        Telephone: (704) 339-2217